EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 187 to Registration Statement No. 002-90946 on Form N-1A of our reports dated as indicated on the attached Appendix A relating to the financial statements and financial highlights of the Funds listed on the attached Appendix A, certain of the funds constituting Eaton Vance Mutual Funds Trust (the “Trust”), appearing in the Annual Reports on Form N-CSR of the Trust for the year ended October 31, 2011, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2012

Appendix A

Report Date

Fund

December 16, 2011

Eaton Vance Tax-Managed International Equity Fund

December 19, 2011

Eaton Vance Government Obligations Fund

December 19, 2011

Eaton Vance Tax-Managed Small-Cap Fund

December 19, 2011

Eaton Vance Tax-Managed Small-Cap Value Fund

December 19, 2011

Eaton Vance U.S. Government Money Market Fund

December 20, 2011

Eaton Vance Floating-Rate Fund

December 20, 2011

Eaton Vance Global Dividend Income Fund

December 20, 2011

Eaton Vance Tax-Managed Value Fund

December 21, 2011

Eaton Vance Emerging Markets Local Income Fund

December 21, 2011

Eaton Vance Global Macro Absolute Return Advantage Fund

December 21, 2011

Eaton Vance Global Macro Absolute Return Fund

December 21, 2011

Eaton Vance Tax-Managed Global Dividend Income Fund

December 22, 2011

Eaton Vance Diversified Currency Income Fund

December 22, 2011

Eaton Vance Floating-Rate & High Income Fund

December 22, 2011

Eaton Vance Floating-Rate Advantage Fund

December 22, 2011

Eaton Vance High Income Opportunities Fund

December 22, 2011

Eaton Vance Low Duration Fund

December 22, 2011

Eaton Vance Parametric Structured Emerging Markets Fund

December 22, 2011

Eaton Vance Tax-Managed Multi-Cap Growth Fund

December 23, 2011

Eaton Vance Multi-Strategy Absolute Return Fund

December 23, 2011

Eaton Vance Strategic Income Fund

December 23, 2011

Eaton Vance Tax-Managed Equity Asset Allocation Fund